UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

CTI INDUSTRIES CORPORATION

(Exact name of registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

000-23115	36-2848943
(Commission File Number)	(IRS Employer Identification No.)

22160 N. Pepper Road Lake Barrington, Illinois	60010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 382-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (l7 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-1 2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240. l 3c-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 3, 2019, CTI Industries Corporation issued a press release reporting earnings and other financial results for its three and twelve month periods ended December 31, 2018. A copy of the Press Release is furnished as Exhibit 99.1 to this report, and is incorporated herein by reference. The information in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release issued by CTI Industries Corporation dated May 3, 2019, captioned: “CTI Industries Announces 2018 Fourth Quarter and Year End Financial Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CTI Industries Corporation has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Village of Lake Barrington, Illinois, May 3, 2019.

CTI INDUSTRIES CORPORATION

By:	/s/ Jeffrey S. Hyland
Jeffrey S. Hyland, Chief Executive Officer and President